STOCK OPTION GRANT AGREEMENT

     The stock option represented by this STOCK OPTION GRANT AGREEMENT is granted as of the 6th day of March 2000, by The Network Connection, Inc., a Georgia corporation (the "Company"), to Richard Genzer ("Grantee").

                                   BACKGROUND

     A. Grantee is Chief Technology Officer of Company.

     B. Pursuant to the terms of an employment agreement entered into between the Company and Grantee of even date herewith (the "Employment Agreement"), and in order to induce Grantee to enter into the Employment Agreement, incentivize Grantee with respect to the future success of the Company and to encourage him to perform at increasing levels of effectiveness and use his best efforts to promote the growth and profitability of the Company, and in consideration of services to be performed, Company desires to afford Grantee an opportunity to purchase shares of its common stock, par value $0.001 per share ("Common Stock"), as hereinafter provided.

     C. Any capitalized terms used but not defined herein shall have the meanings attributed thereto in the Employment Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. Grant of Option. In order to incentivize Grantee with respect to the future success of the Company and to encourage him to perform at increasing levels of effectiveness and use his best efforts to promote the growth and profitability of the Company, the Company hereby irrevocably grants to Grantee the right and option to purchase (the "Option") all or any part of an aggregate of Two Hundred Fifty Thousand (250,000) shares of Common Stock (the "Option Shares") at a price per share equal to $9.00, which is the last sale price for shares of Common Stock on the day prior to the day hereof as reported by Nasdaq (the "Option Price"), during the Option Period (as defined below) and subject to the conditions hereinafter set forth.

     2. Option Period. The Option may be exercised in accordance with the provisions of Paragraphs 4 and 5 hereof during the Option Period, which shall begin on the date hereof and shall end on the Option Expiration Date defined in Paragraph 3 hereof. All rights to exercise the Option shall terminate on the Option Expiration Date.

     3. Option  Expiration  Date. The Option  Expiration  Date shall be March 6,
2010.

     4. Exercise of Option.

          (a) The Option shall vest, and shall be exercisable as set forth in the following table, provided that any portion of this Option which becomes exercisable in any year, but is not exercised in such year, may be carried forward and exercised in any future year until the Option Expiration Date, subject to earlier termination as provided in Paragraph 6 hereof:

         From and after:                    Number of Shares Exercisable
         ---------------                    ----------------------------

         June 6, 2000                                 50,000

         March 6, 2001                                50,000

         March 6, 2002                                50,000

         March 6, 2003                                50,000

         March 6, 2004                                50,000


          (b) Notwithstanding anything to the contrary contained herein, Grantee may purchase all or any portion of the unexercised balance of this Option immediately prior to, or upon, the effective date of a Change of Control (as defined in the following sentence). A "Change of Control" of the Company shall mean any transaction or series of related transactions that results in a change in the control of the Company, including, without limitation:

               (i) a merger or consolidation of the Company into or with any other entity when the Company is not the surviving entity of such merger or consolidation;

               (ii) the acquisition, directly or indirectly, by any individual, entity or "group" (as defined in Section 13(d) of the Securities and Exchange Act of 1934, as amended) (other than the Company, any subsidiary thereof, any employee benefit plan of the Company, or any entity holding shares or other securities of the Company for or pursuant to the terms of such a plan) (an "Acquirer"), of stock or options, or any combination thereof, entitling the Acquirer to cast 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) entitled to be cast by all stockholders of the Company in an election of the Board of Directors of the Company;

               (iii) the acquisition, directly or indirectly, by an Acquirer of a majority of the total equity interest of the Company;

               (iv) the sale or other disposition of assets of the Company equal to 33.33% or more of the value of the Company's assets at the time of such sale or disposition, unless the stockholders of the Company, immediately prior to such sale or disposition, hold at least a majority of the voting power of each surviving, resulting or acquiring corporation which, immediately following the transaction, holds any of such sold or disposed assets;

               (v) the election to the Board of Directors of the Company of individuals who would constitute a majority of the members of the Board elected at any meeting of stockholders or by written consent (without consideration of the rights of any class of stock to elect directors by a separate class vote), where the election or the nomination for election by the Company's stockholders of such directors was not approved by a vote of at least a majority of the directors in office immediately prior to such election or nomination; or

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
               (vi) the formation of a joint venture or partnership with the Company for the purpose of effecting a transfer of control of, or a material interest in, the Company (such merger, consolidation, sale or other transaction listed in subparagraphs (i) through (vi) being hereinafter referred to as a "Transaction").

     There shall be excluded from the foregoing any Transaction as a result of which (A) the holders of Common Stock prior to the Transaction retain or acquire securities constituting a majority of the outstanding voting common stock of the acquiring or surviving corporation or other entity in substantially the same proportions that they owned Common Stock in the Company prior to the
Transaction, and (B) no single person or entity owns more than half of the outstanding voting common stock of the acquiring or surviving corporation or other entity. For purposes of this Paragraph 4, voting common stock of the acquiring or surviving corporation or other entity that is issuable upon conversion of convertible securities or upon exercise of warrants or options shall be considered outstanding, and all securities that vote in the election of directors (other than solely as the result of a default in the making of any dividend or other payment) shall be deemed to constitute that number of shares of voting common stock which is equivalent to the number of such votes that may be cast by the holders of such securities.

     5. Manner of Exercise. Exercise of the Option, or any portion thereof, shall be by written notice to the Company pursuant to Paragraph 12 hereof. The notice shall be accompanied by payment in full in cash, stock of the Company, or other property (including notes or other contractual obligations of Grantee to make payment on a deferred basis, and/or through "cashless exercise arrangements," to the extent permitted by applicable law), or a combination thereof, in an amount equal to the product obtained by multiplying the number of Option Shares with respect to which the Option is then being exercised by the Option Price. Upon receipt of such notice and payment, the Company shall, as soon as practicable thereafter, deliver a certificate or certificates representing the Option Shares purchased. The certificate or certificates shall be delivered to or upon the written order of the Grantee. Upon such exercise and regardless of the fact that a certificate or certificates representing the Option Shares purchased shall not yet have been issued, Grantee or his legal representative, legatees or distributees, as the case may be, shall be deemed to be a holder of any shares subject to this Option, provided that the written notice and payment required by this Paragraph 5 have been delivered to Company. The Option Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

     6.  Rights in Event of Death,  Disability  or  Termination  of  Employment.

          (a) DEATH. If Grantee's employment is terminated because of death while employed by the Company, then the installment of Options that would have been the next to vest at the time of such termination shall automatically vest as of the date immediately prior to such termination (without any action on the part of the Company or the Grantee). After such a termination, Grantee's estate or legal representatives shall have through the Option Expiration Date to exercise any vested but unexercised Options. Subject to the first sentence of this paragraph (a), any Options that remain unvested at the time of termination shall automatically terminate and be cancelled (without any action on the part of the Company).

          (b) DISABILITY. If Grantee is terminated from his employment with the Company by reason of disability in accordance with the Employment Agreement, then the installment of Options that would have been the next to vest at the time of such termination shall automatically vest as of the date immediately prior to such termination (without any action on the part of the Company or the Grantee). After such a termination, Grantee shall have through the Option Expiration Date to exercise any vested but unexercised Options. Subject to the first sentence of this paragraph (b), any Options that remain unvested at the time of termination shall automatically terminate and be cancelled (without any action on the part of the Company).

          (c) CAUSE OR RESIGNATION. If Grantee is terminated from his employment with the Company for Cause (as defined in the Employment Agreement) in accordance with the Employment Agreement or voluntarily leaves the employ of the Company other than for Good Reason (as defined in the Employment Agreement) prior to expiration of the Employment Agreement, then all unvested Options shall automatically terminate and be cancelled (without any action on the part of the Company) on the effective date of termination. In addition, Grantee shall have the opportunity on the date of such termination for Cause or Grantee's voluntarily leaving the employ of the Company to exercise all vested but unexercised Options. All vested Options not exercised on such date shall thereafter automatically expire (without any action on the part of the Company).

          (d) WITHOUT CAUSE. If Grantee is terminated from his employment without Cause or terminates his employment with Company for Good Reason (as defined in the Employment Agreement) in accordance with the Employment Agreement, then the installment of Options that would have been the next to vest at the time of such termination shall automatically vest as of the date immediately prior to such termination (without any action on the part of the Company or the Grantee). After such a termination, Grantee shall have through the Option Expiration Date to exercise any vested but unexercised Options. Subject to the first sentence of this subparagraph (d), any Options that remain unvested at the time of termination shall automatically terminate and be cancelled (without any action on the part of the Company).

     7. Option Shares to be Purchased for Investment. Unless Company has notified Grantee pursuant to Paragraph 12 hereof that a registration statement covering the Option Shares has become effective under the Securities Act of 1933, as amended (the "Act"), it shall be a condition to the exercise of the Option that the Option Shares acquired upon such exercise be acquired for investment and not with a view to distribution. If requested by the Company upon advice of its counsel that the same is necessary or desirable, the Grantee shall, at the time of purchase of the Option Shares, deliver to the Company Grantee's written representation that Grantee (a) is purchasing the Option Shares for his own account for investment, and not with a view to public distribution or with any present intention of reselling any of the Option Shares (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act); (b) has been advised and understands that (i) the Option Shares have not been registered under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Grantee any exemption from such registration except as may be provided in the Registration Rights Agreement of even date herewith between the Company and certain shareholders, including the Grantee; and (c) has been advised and understands that such Option Shares may not be transferred without compliance with all applicable federal and state securities laws.

     8. Changes in Capital Structure. The number of Option Shares covered by this Option and the Option Price shall automatically (without any action on the part of the Company) be equitably adjusted in the event (the "Event") of (i) the payment of any dividend payable in, or the making of any distribution of, Common Stock to holders of record of Common Stock, which increases the outstanding Common Stock; (ii) any stock split, combination of shares, recapitalization or other similar change; (iii) the merger or consolidation of the Company into or with any other entity; or (iv) the reorganization, dissolution, liquidation or winding up of the Company. Grantee shall be entitled, upon the exercise of the Option, to receive such new, additional or other shares of stock of any class, or other property (including, without limitation, cash and/or securities of any successor entity), as Grantee would have been entitled to receive as a matter of law in connection with such Event had Grantee held the Option Shares on the record date set for such Event. The Company shall have the authority to reasonably determine the adjustments to be made under this Paragraph 8 and any such reasonable determination shall be final, binding and conclusive.

     9. Legal Requirements. If the listing, registration or qualification of the Option Shares upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the purchase of the Option Shares, the Company shall not be obligated to issue or deliver the certificates representing the Option Shares as to which the Option has been exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. This Option does not hereby impose on the Company a duty to so list, register, qualify, or effect or obtain consent or approval. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on the certificates for the Option Shares being issued calling attention to the fact that they have been acquired for investment and have not been registered, such legend to read as follows:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS THERE IS A REGISTRATION STATEMENT IN EFFECT COVERING SUCH SECURITIES OR THERE IS AVAILABLE AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS."

     10. No Obligation to Exercise Option. The Grantee shall be under no obligation to exercise the Option.

     11. Transfer. The Option is not transferable by Grantee other than by will or by the laws of descent and distribution in the event of the Grantee's death, in which event the Option may be exercised by the heirs or legal representatives of the Grantee as provided herein. The Option may be exercised during the lifetime of the Grantee only by the Grantee. Any attempt at assignment, transfer, pledge or disposition of the Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect. Any exercise of the Option by a person other than the Grantee shall be accompanied by appropriate proofs of the right of such person to exercise the Option.

     12. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed to be properly given when personally delivered to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, properly addressed to the party entitled to receive such notice at the address stated below; or when sent via facsimile transmission with confirmation of transmission or via electronic mail, provided that in both of the foregoing situations a copy of the notice so transmitted is sent to the party entitled to receive such notice via first-class mail, postage prepaid at the address stated below:

          If to Company:    The Network Connection, Inc.
                            1811 Chestnut Street, Suite 120
                            Philadelphia, PA  19103
                            Attention:  Chairman and Chief Executive Officer
                            Facsimile: (215) 972-8183
                            E-mail: oceancastle@erols.com

          If to Grantee:    Richard Genzer

                            -----------------------------------

                            -----------------------------------

                            -----------------------------------

     Either party hereto may change such party's address, facsimile number or e-mail address by sending notice thereof to the other party by any of the methods set out above, provided that such change shall not be deemed effective as against the party to whom it is sent until the notice containing such change is actually received by such party.

     13. Administration. This Option has been granted pursuant to the Employment Agreement and is subject to the terms and provisions thereof. All questions of interpretation and application of this Option shall be determined by the Company, and such determination shall be final, binding and conclusive.

     14. Not an Employment or Service Contract. Nothing in this Option shall be construed as an agreement by the Company, express or implied, to employ Grantee or contract for Grantee's services, to restrict the right of the Company to discharge Grantee or cease contracting for Grantee's services or to modify, extend or otherwise affect in any manner whatsoever, the terms of any employment agreement or contract for services which may exist between the Grantee and the Company.

     15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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
     16. Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware without regard to conflicts of laws principles.

     17.   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     18. Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first above written.


                                       THE NETWORK CONNECTION, INC.



                                       By: /s/ Irwin L. Gross
                                           ------------------------------------
                                           Irwin L. Gross
                                           Chairman and Chief Executive Officer


                                           /s/ Richard Genzer
                                           ------------------------------------
                                           Richard Genzer

                                       9